UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018 (April 25, 2018)

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 25, 2018, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) in Butte, Montana. At the Annual Meeting, 46,565,487 shares of common stock, par value $.01, were present in person or by proxies. This represented over 94 percent of the 49,406,778 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•	Elected all eight of the directors nominated by the Board of Directors;

•	Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm; and

•	Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.
Set forth below are the final voting results on each such matter.
1. Election of Directors. The Board of Directors of the Company nominated eight persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

			Broker
Name of Director	For	Withheld	Non-Votes
Stephen P. Adik	44,439,139	300,448	1,825,900
Anthony T. Clark	44,685,690	53,897	1,825,900
Dana J. Dykhouse	44,675,370	64,217	1,825,900
Jan R. Horsfall	44,682,096	57,491	1,825,900
Britt E. Ide	44,675,552	64,035	1,825,900
Julia L. Johnson	44,234,616	504,971	1,825,900
Robert C. Rowe	44,675,580	64,007	1,825,900
Linda G. Sullivan	44,686,241	53,346	1,825,900
2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm were as follows:

For	Against	Abstain
46,312,699	234,155	18,633
3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

			Broker
For	Against	Abstain	Non-Votes
44,311,895	381,679	46,013	1,825,900

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: April 30, 2018